Exhibit 99.1

NEWS RELEASE

SOUTHWESTERN ENERGY COMPLETES OFFERINGS OF 30,000,000 SHARES OF COMMON STOCK AND 34,500,000 DEPOSITARY SHARES REPRESENTING INTERESTS IN MANDATORY CONVERTIBLE PREFERRED STOCK

Spring, Texas – January 21, 2015. Southwestern Energy Company (NYSE: SWN) today announced the completion of its previously announced concurrent underwritten public offerings of 30,000,000 shares of its common stock and 34,500,000 depositary shares, with net proceeds from the offerings to the company totaling approximately $2,341 million after underwriting discounts and offering expenses.

The underwriters exercised their option to purchase additional shares of common stock, which increased the size of the common stock offering from 26,086,957 shares to 30,000,000 shares. The common stock offering was priced at $23 per share. Net proceeds, after expenses, from the common stock offering were approximately $668.7 million.

The underwriters also exercised their over-allotment option to purchase additional depositary shares, which increased the size of the depositary share offering from 30,000,000 shares to 34,500,000 shares. Net proceeds, after expenses, from the depositary share offering were approximately $1,672.3 million. Each depositary share represents a 1/20th interest in a share of the company’s 6.25% Series B Mandatory Convertible Preferred Stock, with a liquidation preference of $1,000 per share (equivalent to a $50 liquidation preference per depositary share).

The proceeds from the offerings will be used to partially repay borrowings under Southwestern Energy’s $4,500,000,000 364-day bridge term loan facility.

BofA Merrill Lynch, Citigroup, J.P. Morgan, Wells Fargo Securities and BMO Capital Markets were joint book-running managers for the offering of the common stock. The offering of the common stock was made under an automatic shelf registration statement on Form S-3 (Registration No. 333-184882) filed by Southwestern Energy with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. Prospective investors should read the prospectus supplement and the accompanying prospectus included in the registration statement and other documents Southwestern Energy has filed with the SEC for more complete information about Southwestern Energy and the offering. Copies of the prospectus supplement and the accompanying prospectus related to the offering may be obtained for free by visiting EDGAR on the SEC Web site at http://www.sec.gov. Alternatively any underwriter or any dealer participating in the offering of the common stock will arrange to send you the prospectus and related prospectus supplement if you request it by contacting:

BofA Merrill Lynch Attention: Prospectus Department 222 Broadway New York, NY 10038 dg.prospectus_requests@baml.com	Citigroup c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 1-800-831-9146 prospectus@citi.com

J.P. Morgan c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 1-866-803-9204	Wells Fargo Securities Attention: Equity Syndicate Dept 375 Park Avenue New York, NY 10152 1-800-326-5897 cmclientsupport@wellsfargo.com

BMO Capital Markets Attention: Prospectus Department 3 Times Square, 27th Floor New York, NY 10036 (800) 414-3627 bmoprospectus@bmo.com

BofA Merrill Lynch, Citigroup, J.P. Morgan, Wells Fargo Securities and BNP PARIBAS were joint book-running managers for the offering of the depositary shares. The offering of the depositary shares was made under an automatic shelf registration statement on Form S-3 (Registration No. 333-184882) filed by Southwestern Energy with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. Prospective investors should read the prospectus supplement and the accompanying prospectus included in the registration statement and other documents Southwestern Energy has filed with the SEC for more complete information about Southwestern Energy and the offering. Copies of the prospectus supplement and the accompanying prospectus related to the offering may be obtained for free by visiting EDGAR on the SEC Web site at http://www.sec.gov. Alternatively any underwriter or any dealer participating in the offering of the depositary shares will arrange to send you the prospectus and related prospectus supplement if you request it by contacting:

BofA Merrill Lynch Attention: Prospectus Department 222 Broadway New York, NY 10038 dg.prospectus_requests@baml.com	Citigroup c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 1-800-831-9146 prospectus@citi.com

J.P. Morgan c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 1-866-803-9204	Wells Fargo Securities Attention: Equity Syndicate Dept 375 Park Avenue New York, NY 10152 1-800-326-5897 cmclientsupport@wellsfargo.com
BNP Paribas Securities Corp. Attention: Equity Syndicate Desk 787 7th Avenue New York, NY 10019 (212) 841-2620

Southwestern Energy Company is an independent energy company whose wholly owned subsidiaries are engaged in natural gas and oil exploration, development and production, natural gas gathering and marketing.

Contacts: Steve Mueller Chairman and Chief Executive Officer (832) 796-4700
R. Craig Owen Senior Vice President and Chief Financial Officer (832) 796-2808	Michael Hancock Director, Investor Relations (832) 796-7367 michael_hancock@swn.com

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of, or any solicitation of an offer to buy, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

All statements, other than historical facts and financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address activities, outcomes and other matters that should or may occur in the future, including, without limitation, statements regarding the financial position, business strategy, production and reserve growth and other plans and objectives for the company’s future operations, are forward-looking statements. Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The company has no obligation and makes no undertaking to publicly update or revise any forward-looking statements, other than to the extent set forth below. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company’s operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause the company’s actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas and oil (including regional basis differentials); the company’s ability to transport its production to the most favorable markets or at all; the timing and extent of the company’s success in discovering, developing, producing and estimating reserves; the economic viability of, and the company’s success in drilling, the company’s large acreage position in various areas and, in particular, the Fayetteville Shale play, overall as well as relative to other productive shale gas areas; the company’s ability to fund the company’s planned capital investments; the impact of federal, state and local government regulation, including any legislation relating to hydraulic fracturing, the climate or over the counter derivatives; the company’s ability to determine the most effective and economic fracture stimulation for its shale plays; the costs and availability of oil field personnel services and drilling supplies, raw materials, and equipment and services; the company’s future property acquisition or divestiture activities; increased competition; the company’s ability to access debt and equity capital markets to refinance its short- and long-term bank debt; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; conditions in capital markets, changes in interest rates and the ability of the company’s lenders to provide it with funds as agreed; credit risk relating to the risk of loss as a result of non-performance by the company’s counterparties and any other factors listed in the reports the company has filed and may file with the Securities and Exchange Commission (SEC). For additional information with respect to certain of these and other factors, see the reports filed by the company with the SEC. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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